Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and furnished herewith pursuant to SEC Release No. 33-8238


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Axeda Systems Inc. (the Company) on Form 10-K/A for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on April 29, 2004 (the Report), the undersigned, Robert M. Russell Jr., Chairman of the Board and Chief Executive Officer of the Company and Thomas J. Fogarty, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 29, 2004    By:  /s/ Robert M. Russell Jr.
                              --------------------------
                                  Robert M. Russell Jr.
                                   Chairman of the Board and
                                    Chief Executive Officer
                                  (Principal Executive Officer)


Dated: April 29, 2004      By:  /s/ Thomas J. Fogarty
                                --------------------------
                                    Thomas J. Fogarty
                                     Executive Vice President and
                                      Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose. A signed original of this written statement required by Section 906 has been provided to Axeda Systems Inc. and will be retained by Axeda Systems Inc. and furnished to the Securities and Exchange Commission or its staff upon request.